UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2006

Monster Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue

New York, NY 10017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7000

None.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications  pursuant to Rule 425 under the Securities Act

☐            Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the Exchange Act

☐            Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the Exchange Act

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 25, 2006, Monster Worldwide, Inc. (the “Company”) announced its results of operations for the third quarter and nine months ended September 30, 2006.  A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Included in the press release and the supplemental financial information issued by the Company and furnished herewith as Exhibits 99.1 and 99.2, are certain non-GAAP financial information as additional information for its operating results.  These measures are not in accordance with, or an alternative for, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures reported by other companies.  The Company believes that its presentation of non-GAAP measures, such as operating income before depreciation and amortization and net cash provides useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations.  In addition, the Company’s management uses these measures for reviewing the financial results of the Company and for budgeting and planning purposes.

Operating income before depreciation and amortization is defined as income from operations before depreciation, amortization of intangible assets and amortization of stock based compensation. The Company considers operating income before depreciation and amortization to be an important indicator of its operational strength. This measure eliminates the effects of depreciation, amortization of intangible assets and amortization of stock based compensation from period to period, which the Company believes is useful to management and investors in evaluating its operating performance.  Operating income before depreciation and amortization is a non-GAAP measure and may not be comparable to similarly titled measures reported by other companies.

Net cash is defined as cash and cash equivalents plus marketable securities, less total debt.  The Company considers net cash to be an important measure of liquidity and an indicator of its ability to meet its ongoing obligations.  The Company also uses net cash, among other measures, in evaluating its options for capital deployment.  Net cash presented herein is a non-GAAP measure and may not be comparable to similarly titled measures used by other companies.

ITEM 4.02             NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM AUDIT REVIEW.

(a)           As previously announced, a committee of independent members of the Board of Directors (the “Special Committee”) of the Company is conducting an independent investigation to review the Company’s historical stock option grant practices and related accounting.  The Special Committee is being assisted by independent legal counsel.  On July 26, 2006, the Company cautioned investors about relying on its previously reported financial statement for periods prior to fiscal 2006.

Although the Special Committee has not yet completed its review, the Company anticipates that a conclusion of the investigation will indicate that the exercise price of a substantial number of stock option grants during the period under review differed from the fair market value of the underlying shares on the recorded measurement date.

The Company is still conducting its accounting analysis and has not yet determined definitively the impact of these differences on the Company’s historical financial statements.  However, the Company expects that it will restate its previously filed financial statements for the years 1997 through 2005.  The Company believes that the anticipated restatements will not have a material impact on 2006 earnings.  Accordingly, on October 24, 2006, based on the work of the investigation to date, the Company’s board of directors has concluded that the Company’s previously issued financial statements and other historical financial information and related disclosures relating to periods through December 31, 2005 contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including applicable reports of its independent registered public accounting firm and press releases, should not be relied upon.

The Company will prepare and file with the SEC amendments to certain of the Company’s previous filings with the SEC reflecting the restatement of its consolidated financial statements.  The Company will complete and file these amendments as expeditiously as possible.

The Company’s senior management and audit committee have discussed the matters in this filing under Item 4.02(a) with BDO Seidman, LLP, the Company’s independent registered public accounting firm.

Any stock-based compensation charges incurred as a result of a restatement would have the likely effect of decreasing reported income from continuing operations or increasing reported loss from continuing operations; decreasing reported income from discontinued operations or increasing reported loss from discontinued operations; decreasing reported net income or increasing reported net loss; and increasing the reported retained deficit figures contained in the Company’s historical financial statements.  Additional balance sheet accounts may also be affected. As previously announced, the Company expects that a potential restatement would not have a material impact on 2006 earnings.

ITEM 7.01.            REGULATION FD DISCLOSURE.

The Company has provided certain supplemental financial information that can be accessed directly at http://www.monsterworldwide.com/Q306.pdf or through the Company’s Investor Relations website at http://ir.monsterworldwide.com. This information is attached hereto as Exhibit 99.2.

ITEM 8.01             OTHER EVENTS

A NASDAQ Listing Qualifications Panel has granted the Company’s request for continued listing of the Company’s securities on The NASDAQ Stock Market.  Monster Worldwide’s continued listing is subject to certain conditions, including: (1) on or before December 13, 2006, the Company must file its Form 10-Q for the quarter ended June 30, 2006, as well as any necessary restatements; and (2) on or about November 3, 2006, the Company must submit to NASDAQ additional information regarding the Company’s independent review of its historical stock option practices and related accounting.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1                           Press release of the Company issued on October 25, 2006, relating to its third quarter 2006 results.

99.2         Supplemental Financial Information.

(All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ CHARLES BAKER
Charles Baker
Chief Financial Officer

Dated: October 25, 2006